EXHIBIT 5

                              SECURACOM, INCORPORATED
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                    10,000,000 AUTHORIZED SHARES $.01 PAR VALUE






THIS CERTIFIES THAT


Is The Owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF $.01 PAR VALUE COMMON STOCK OF

                                     SECURACOM, INCORPORATED

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:



        SECRETARY                                             CHAIRMAN
                                                .

                         SECURACOM, INCORPORATED

         This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement, between Securacom, Incorporated and American Securities Transfer & Trust, Inc., dated as of , 1997 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive office of Securacom, Incorporated. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Securacom, Incorporated will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) may become null and void.

          The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    -as tenants in common             UNIF GIFT MIN ACT-.......Custodian.
TEN ENT    -as tenants by the entireties                 (Cust)     (Minor)
JT TEN     -as joint tenants with right of        under Uniform Gifts to Minors
              survivorship and not as tenants   Act .........................
              in common                                               (State)


                          Additional abbreviations may also be used though not
in the above list.

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For Value Received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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|                  |
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                        Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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                                                              attorney-in-fact
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated                    ------------------------------------




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NOTICE:     THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S)
            AS WRITTEN UPON THE FACE
            OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
            WHATSOEVER.


Signature(s) Guaranteed:



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The signature(s) must be guaranteed by an eligible guarantor institution (Banks,
Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.